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                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-88298, 33-88300, 33-97094, 333-11651,
333-21593, 333-44575, 333-61121, 333-63439 and 333-63483.


                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 25, 1998